Prepayment and Other Current Assets, Net	6 Months Ended
Jun. 30, 2026
Prepayment and Other Current Assets, Net [Abstract]
Prepayment and other current assets, net

5. Prepayment and other current assets, net

The following is a summary of prepayments and other current assets:

	December 31, 2025	June 30, 2026
	RMB	RMB
Procurement advance	165,270	168,240
Nonemployee share-based payments	-	268,668
Others	109	11
Less: provisions for prepayment and other current assets	-	(165,270)
Total prepayment and other current assets, net	165,379	271,649

Procurement advance

The aforementioned prepayment mainly occurred as the Group sought to enhance its profitability by exploring and experimenting with new methods such as live streaming and MCN business live streaming, in order to integrate with current new media. To better carry out the above-mentioned business, the Group externally procured relevant equipment and systems. In addition, the remaining prepayments mainly relate to the Group’s resale business.

Details of prepayments owed to the Company’s major suppliers are summarized in the table below.

No.	Counterparty	Nature of Goods/Services	Total Contract Value	Prepaid Amount
			RMB	RMB
1	Beijing Fanyi Trading Co., Ltd. (“Beijing Fanyi”)	Live-streaming equipment and platform technical support	35,761	28,609
2	Hangzhou Guihang Trading Co., Ltd.(“Hangzhou Guihang”)	Computing power equipment	170,541	136,661
3	Tianjin Xiyue Technology Development Co., Ltd.	Automotive electronics	2,869	2,869
Total			209,171	168,139

As of June 30, 2026, the Group assessed the recoverability of prepayments made to two suppliers engaged in the MCN live-streaming business. Under the original agreements, Beijing Fanyi and Hangzhou Guihang were required to deliver equipment by October, 2025; the delivery deadlines were subsequently extended to July 31, 2026 pursuant to supplementary agreements dated April 20, 2026. As of the date of this report, no goods or services had been received, and Beijing Fanyi remained unresponsive to demand letters sent in May and July 2026. Given the non-delivery, prior extensions, lack of verifiable evidence of performance, and the assessment that recovery was remote, the Group recognized full impairment provisions of RMB165.3 million against the two prepayment balances. Management continues to pursue recovery through legal proceedings, on-site collection visits, demand letters, and other available measures.

Nonemployee Share-Based Payments

The Group granted stock options to five external consultants on June 1 and June 14, 2026 as consideration for 12 months of consulting services commencing June 1, 2026 and ending May 31, 2027, consisting of business and corporate development advisory services, including reviewing business development needs, assisting with strategic and operational plans, identifying and evaluating business opportunities, strategic partners and acquisition targets, assisting with commercial negotiations, and providing market research, industry analysis and project coordination. The options are equity-classified under ASC 718, fully vested and exercisable at grant date. The Group recognizes a prepaid asset of $43,196(RMB291,944) at the grant date, measured at the grant-date fair value of the options, and amortizes it ratably over the 12-month service period.

As of June 30, 2026, the Company had amortized one-twelfth of the prepaid asset, with the remaining unamortized balance presented within prepaid expenses and other current assets. Compensation cost recognized for the interim period ended June 30, 2026 was $3,600(RMB24,702). The remaining prepaid asset will be fully amortized by May 31, 2027.